UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 2, 2001









                        BACH-HAUSER, INC.
     (Exact name of registrant as specified in its charter)







Nevada                000-26953                   88-0390697
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

1221 W. Pacific Coast Hwy., #329, Newport Beach, CA 92663
(Address of principal executive offices)

Registrant's telephone number, including area code (949) 515-
7341



ITEM 5.   OTHER EVENTS

On January 2, 2001, the Company increased the board of directors to four members. The Board appointed Dr. E. Arlen
Torbett to fill the vacancy created by increasing the board to four members, effective immediately.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                           Bach-Hauser, Inc.

                           By: /s/ Peter L. Preston
                              Peter L. Preston, President

                           Date: January 4, 2001